EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars In Thousands, Except Per Share Data) (Unaudited)
	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	JUNE 30,		INCREASE
	2018	2017	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$10,746	$7,555	42.24%
Return on Average Assets (Annualized)	1.70%	1.22%	39.34%
Return on Average Equity (Annualized)	11.56%	8.07%	43.25%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,284,007	$1,243,401	3.27%
Available-for-Sale Debt Securities	348,044	363,776	-4.32%
Loans (Net)	809,816	771,057	5.03%
Allowance for Loan Losses	8,831	8,635	2.27%
Deposits and Repo Sweep Accounts	1,046,068	1,002,137	4.38%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold
with Servicing Retained	171,543	165,789	3.47%
Trust Assets Under Management	927,089	894,669	3.62%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.88	$0.62	41.94%
Net Income - Diluted	$0.87	$0.62	40.32%
Dividends	$0.54	$0.52	3.85%
Common Book Value	$15.40	$15.59	-1.22%
Tangible Common Book Value (a)	$14.43	$14.61	-1.23%
Market Value (Last Trade)	$25.86	$23.26	11.18%
Market Value / Common Book Value	167.92%	149.20%	12.55%
Market Value / Tangible Common Book Value	179.21%	159.21%	12.56%
Price Earnings Multiple (Annualized)	14.69	18.76	-21.70%
Dividend Yield (Annualized)	4.18%	4.47%	-6.49%
Common Shares Outstanding, End of Period	12,280,538	12,176,693	0.85%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)
(Dollars In Thousands, Except Per Share Data) (Unaudited)
	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	JUNE 30,		INCREASE
	2018	2017	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	13.93%	14.45%	-3.56%
Nonperforming Assets / Total Assets	1.35%	1.30%	3.85%
Allowance for Loan Losses / Total Loans	1.08%	1.11%	-2.70%
Total Risk Based Capital Ratio (b)	23.76%	23.57%	0.81%
Tier 1 Risk Based Capital Ratio (b)	22.64%	22.45%	0.85%
Common Equity Tier 1 Risk Based Capital Ratio (b)	22.64%	22.45%	0.85%
Leverage Ratio (b)	14.52%	14.49%	0.21%

AVERAGE BALANCES
Average Assets	$1,263,473	$1,238,481	2.02%
Average Equity	$185,984	$187,349	-0.73%

EFFICIENCY RATIO
Net Interest Income on a Fully Taxable-Equivalent
Basis	$22,812	$21,903	4.15%
Noninterest Income	9,095	7,970	14.12%
Total (1)	$31,907	$29,873	6.81%
Noninterest Expense (2)	$19,579	$18,374	6.56%
Efficiency Ratio = (2)/(1)	61.36%	61.51%	-0.24%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,284,007	$1,243,401
Less: Intangible Assets, Primarily Goodwill	(11,952)	(11,957)
Tangible Assets	$1,272,055	$1,231,444
Total Shareholders' Equity	$189,179	$189,859
Less: Intangible Assets, Primarily Goodwill	(11,952)	(11,957)
Tangible Common Equity (3)	$177,227	$177,902

Common Shares Outstanding, End of Period (4)	12,280,538	12,176,693
Tangible Common Book Value per Share = (3)/(4)	$14.43	$14.61

(b) Capital ratios for the most recent period are estimated.

QUARTERLY CONDENSED, CONSOLIDATED
INCOME STATEMENT INFORMATION
(Dollars In Thousands, Except Per Share Data) (Unaudited)	For the Three Months Ended:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2018	2017	2017	2017	2017
Interest income	$12,334	$11,890	$11,785	$11,626	$11,340	$11,112
Interest expense	1,079	993	999	985	978	953
Net interest income	11,255	10,897	10,786	10,641	10,362	10,159
(Credit) provision for loan losses	(20)	292	23	322	4	452
Net interest income after (credit) provision for loan losses	11,275	10,605	10,763	10,319	10,358	9,707
Noninterest income	4,689	4,406	4,117	4,066	4,106	3,864
Net gains on securities	1,468	0	0	5	107	145
Noninterest expense	9,684	9,895	9,401	9,192	9,076	9,298
Income before income tax provision	7,748	5,116	5,479	5,198	5,495	4,418
Income tax provision	1,377	741	3,536	1,262	1,374	984
Net income	$6,371	$4,375	$1,943	$3,936	$4,121	$3,434
Net income attributable to common shares	$6,339	$4,352	$1,933	$3,916	$4,100	$3,416
Basic earnings per common share	$0.52	$0.36	$0.16	$0.32	$0.34	$0.28
Diluted earnings per common share	$0.52	$0.36	$0.16	$0.32	$0.34	$0.28

QUARTERLY CONDENSED, CONSOLIDATED
BALANCE SHEET INFORMATION
(In Thousands) (Unaudited)	As of:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2018	2017	2017	2017	2017
ASSETS
Cash & Due from Banks	$51,475	$36,860	$40,244	$32,850	$34,643	$32,543
Available-for-Sale Debt Securities	348,044	341,133	355,937	364,108	363,776	375,948
Loans Held for Sale	177	225	765	437	1,708	163
Loans, Net	809,816	808,300	806,857	792,112	771,057	753,277
Intangible Assets	11,952	11,953	11,954	11,956	11,957	11,958
Other Assets	62,543	59,645	61,202	58,458	60,260	60,035
TOTAL ASSETS	$1,284,007	$1,258,116	$1,276,959	$1,259,921	$1,243,401	$1,233,924

LIABILITIES
Deposits	$1,040,899	$1,018,081	$1,008,449	$1,021,625	$997,262	$980,251
Repo Sweep Accounts	5,169	5,482	3,766	4,739	4,875	6,244
Total Deposits and Repo Sweeps	1,046,068	1,023,563	1,012,215	1,026,364	1,002,137	986,495
Borrowed Funds	39,054	39,122	67,189	34,256	42,321	52,888
Other Liabilities	9,706	9,049	9,112	8,288	9,084	7,191
TOTAL LIABILITIES	1,094,828	1,071,734	1,088,516	1,068,908	1,053,542	1,046,574

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	195,518	191,920	189,950	190,639	189,339	187,825
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on
Available-for-sale Securities	(6,476)	(5,679)	(1,566)	227	369	(630)
Defined Benefit Plans Adjustment, Net	137	141	59	147	151	155
TOTAL SHAREHOLDERS' EQUITY	189,179	186,382	188,443	191,013	189,859	187,350
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,284,007	$1,258,116	$1,276,959	$1,259,921	$1,243,401	$1,233,924

AVAILABLE-FOR-SALE DEBT SECURITIES	June 30, 2018		March 31, 2018		December 31, 2017
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$7,779	$7,779	$8,023	$7,803	$8,026	$7,873
Obligations of states and political subdivisions:
Tax-exempt	101,956	101,700	103,598	103,403	103,673	105,111
Taxable	26,248	26,066	24,140	24,038	25,431	25,573
Mortgage-backed securities issued or guaranteed
by U.S. Government agencies or sponsored
agencies:
Residential pass-through securities	60,130	58,330	50,880	49,335	52,992	52,347
Residential collateralized mortgage obligations	126,457	121,933	127,886	124,008	134,314	131,814
Commercial mortgage-backed securities	33,671	32,236	33,793	32,546	33,881	33,219
Total Available-for-Sale Debt Securities	$356,241	$348,044	$348,320	$341,133	$358,317	$355,937

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2018	2018	2017	2017
Residential mortgage:
Residential mortgage loans - first liens	$361,592	$358,786	$359,987	$342,603
Residential mortgage loans - junior liens	26,594	25,870	25,325	24,150
Home equity lines of credit	34,852	34,595	35,758	37,159
1-4 Family residential construction	26,722	25,790	26,216	26,067
Total residential mortgage	449,760	445,041	447,286	429,979
Commercial:
Commercial loans secured by real estate	159,392	161,571	159,266	155,158
Commercial and industrial	88,499	89,346	88,276	82,815
Political subdivisions	56,690	56,224	59,287	51,495
Commercial construction and land	13,066	13,232	14,527	15,201
Loans secured by farmland	7,397	7,015	7,255	7,432
Multi-family (5 or more) residential	7,860	7,621	7,713	7,497
Agricultural loans	5,622	5,803	6,178	4,454
Other commercial loans	14,455	16,079	10,986	11,038
Total commercial	352,981	356,891	353,488	335,090
Consumer	15,906	15,417	14,939	14,623
Total	818,647	817,349	815,713	779,692
Less: allowance for loan losses	(8,831)	(9,049)	(8,856)	(8,635)
Loans, net	$809,816	$808,300	$806,857	$771,057

Loans Held for Sale
(In Thousands)	June 30,	March 31,	Dec. 31,	June 30,
	2018	2018	2017	2017
Residential mortgage loans originated
and serviced - outstanding balance	$171,720	$171,462	$170,490	$167,497
Less: outstanding balance of loans sold	(171,543)	(171,237)	(169,725)	(165,789)
Loans held for sale, net	$177	$225	$765	$1,708

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2018	2018	2018	2017
Balance, beginning of period	$9,049	$8,856	$8,856	$8,473
Charge-offs	(211)	(115)	(326)	(335)
Recoveries	13	16	29	41
Net charge-offs	(198)	(99)	(297)	(294)
(Credit) provision for loan losses	(20)	292	272	456
Balance, end of period	$8,831	$9,049	$8,831	$8,635

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(Dollars In Thousands)
	June 30,	March 31,	Dec 31,	June 30,
	2018	2018	2017	2017
Impaired loans with a valuation allowance	$3,652	$4,699	$4,100	$3,293
Impaired loans without a valuation allowance	4,346	5,507	5,411	5,418
Total impaired loans	$7,998	$10,206	$9,511	$8,711

Total loans past due 30-89 days and still accruing	$3,921	$5,927	$9,449	$3,749

Nonperforming assets:
Total nonaccrual loans	$11,230	$13,587	$13,404	$11,504
Total loans past due 90 days or more and still accruing	3,195	2,795	3,724	2,680
Total nonperforming loans	14,425	16,382	17,128	14,184
Foreclosed assets held for sale (real estate)	2,897	1,100	1,598	2,023
Total nonperforming assets	$17,322	$17,482	$18,726	$16,207

Loans subject to troubled debt restructurings (TDRs):
Performing	$753	$774	$636	$729
Nonperforming	2,951	2,987	3,027	3,059
Total TDRs	$3,704	$3,761	$3,663	$3,788

Total nonperforming loans as a % of loans	1.76%	2.00%	2.10%	1.82%
Total nonperforming assets as a % of assets	1.35%	1.39%	1.47%	1.30%
Allowance for loan losses as a % of total loans	1.08%	1.11%	1.09%	1.11%
Allowance for loan losses as a % of nonperforming loans	61.22%	55.24%	51.70%	60.88%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2018	Return/	3/31/2018	Return/	6/30/2017	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities,
at amortized cost:
Taxable	$247,809	2.24%	$249,840	2.21%	$254,806	2.13%
Tax-exempt	102,801	3.50%	103,177	3.53%	114,993	4.41%
Total available-for-sale debt securities	350,610	2.61%	353,017	2.60%	369,799	2.84%
Marketable equity security	952	2.53%	962	2.11%	1,000	2.01%
Interest-bearing due from banks	22,286	1.73%	14,131	1.43%	14,873	1.11%
Loans held for sale	267	6.01%	168	4.83%	499	4.82%
Loans receivable:
Taxable	747,889	5.14%	740,655	5.04%	702,933	4.91%
Tax-exempt	77,616	3.65%	76,242	3.72%	68,439	4.48%
Total loans receivable	825,505	5.00%	816,897	4.92%	771,372	4.87%
Total Earning Assets	1,199,620	4.23%	1,185,175	4.18%	1,157,543	4.17%
Cash	18,010		16,874		17,276
Unrealized gain/loss on securities	(8,242)		(5,529)		689
Allowance for loan losses	(9,161)		(9,002)		(8,901)
Bank premises and equipment	15,425		15,451		15,714
Intangible assets	11,952		11,954		11,957
Other assets	41,575		42,781		41,322
Total Assets	$1,269,179		$1,257,704		$1,235,600

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$217,607	0.39%	$212,981	0.34%	$203,256	0.21%
Money market	180,667	0.27%	179,923	0.21%	190,703	0.19%
Savings	152,663	0.10%	149,618	0.10%	142,978	0.10%
Certificates of deposit	135,429	1.15%	123,974	1.00%	116,450	0.82%
Individual Retirement Accounts	92,899	0.51%	94,311	0.49%	98,004	0.43%
Other time deposits	1,092	0.00%	772	0.00%	1,107	0.00%
Total interest-bearing deposits	780,357	0.45%	761,579	0.39%	752,498	0.31%
Borrowed funds:
Short-term	23,610	1.39%	52,305	1.54%	21,205	0.85%
Long-term	22,174	2.13%	13,054	2.02%	38,353	3.74%
Total borrowed funds	45,784	1.75%	65,359	1.64%	59,558	2.71%
Total Interest-bearing Liabilities	826,141	0.52%	826,938	0.49%	812,056	0.48%
Demand deposits	248,182		235,936		227,488
Other liabilities	8,848		8,870		7,573
Total Liabilities	1,083,171		1,071,744		1,047,117
Stockholders' equity, excluding accumulated
other comprehensive income/loss	192,375		190,129		187,882
Accumulated other comprehensive income/loss	(6,367)		(4,169)		601
Total Shareholders' Equity	186,008		185,960		188,483
Total Liabilities and Shareholders' Equity	$1,269,179		$1,257,704		$1,235,600
Interest Rate Spread		3.71%		3.69%		3.69%
Net Interest Income/Earning Assets		3.87%		3.84%		3.83%

Total Deposits (Interest-bearing
and Demand)	$1,028,539		$997,515		$979,986

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018 and 35% in 2017.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2018	Return/	6/30/2017	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities,
at amortized cost:
Taxable	$248,819	2.22%	$262,486	2.12%
Tax-exempt	102,988	3.51%	116,303	4.42%
Total available-for-sale debt securities	351,807	2.60%	378,789	2.82%
Marketable equity security	957	2.32%	1,000	2.02%
Interest-bearing due from banks	18,231	1.61%	14,898	0.99%
Loans held for sale	218	5.55%	351	5.75%
Loans receivable:
Taxable	744,292	5.09%	700,501	4.89%
Tax-exempt	76,933	3.69%	64,907	4.51%
Total loans receivable	821,225	4.96%	765,408	4.86%
Total Earning Assets	1,192,438	4.21%	1,160,446	4.14%
Cash	17,445		16,648
Unrealized gain/loss on securities	(6,893)		(130)
Allowance for loan losses	(9,082)		(8,748)
Bank premises and equipment	15,438		15,713
Intangible assets	11,953		11,958
Other assets	42,174		42,594
Total Assets	$1,263,473		$1,238,481

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$215,307	0.37%	$202,194	0.18%
Money market	180,297	0.24%	190,902	0.18%
Savings	151,149	0.10%	140,903	0.10%
Certificates of deposit	129,733	1.08%	115,051	0.81%
Individual Retirement Accounts	93,601	0.50%	98,513	0.43%
Other time deposits	933	0.00%	950	0.00%
Total interest-bearing deposits	771,020	0.42%	748,513	0.30%
Borrowed funds:
Short-term	37,878	1.50%	31,240	0.79%
Long-term	17,639	2.09%	38,386	3.75%
Total borrowed funds	55,517	1.69%	69,626	2.42%
Total Interest-bearing Liabilities	826,537	0.51%	818,139	0.48%
Demand deposits	242,093		225,127
Other liabilities	8,859		7,866
Total Liabilities	1,077,489		1,051,132
Stockholders' equity, excluding accumulated
other comprehensive income/loss	191,258		187,289
Accumulated other comprehensive income/loss	(5,274)		60
Total Shareholders' Equity	185,984		187,349
Total Liabilities and Shareholders' Equity	$1,263,473		$1,238,481
Interest Rate Spread		3.70%		3.66%
Net Interest Income/Earning Assets		3.86%		3.81%

Total Deposits (Interest-bearing
and Demand)	$1,013,113		$973,640

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018 and 35% in 2017.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Trust and financial management revenue	$1,526	$1,422	$1,497	$2,948	$2,677
Brokerage revenue	271	212	208	483	364
Insurance commissions, fees and premiums	13	44	31	57	72
Service charges on deposit accounts	1,302	1,204	1,112	2,506	2,213
Service charges and fees	82	86	86	168	166
Interchange revenue from debit card transactions	641	579	568	1,220	1,088
Net gains from sales of loans	166	184	188	350	354
Loan servicing fees, net	61	128	55	189	127
Increase in cash surrender value of life insurance	98	97	94	195	184
Other noninterest income	529	450	267	979	725
Total noninterest income, excluding realized gains
(losses) on securities, net	$4,689	$4,406	$4,106	$9,095	$7,970

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2018	2018	2017	2018	2017
Salaries and wages	$4,193	$4,124	$3,972	$8,317	$7,840
Pensions and other employee benefits	1,200	1,610	1,137	2,810	2,661
Occupancy expense, net	613	637	600	1,250	1,178
Furniture and equipment expense	313	271	315	584	628
Data processing expenses	694	641	615	1,335	1,190
Automated teller machine and interchange expense	319	322	305	641	599
Pennsylvania shares tax	336	336	336	672	672
Professional fees	279	276	188	555	375
Telecommunications	157	233	132	390	266
Directors' fees	168	184	186	352	371
Other noninterest expense	1,412	1,261	1,290	2,673	2,594
Total noninterest expense	$9,684	$9,895	$9,076	$19,579	$18,374